UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2021

Isos Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40142	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Post Road West, Suite 200

Westport, CT 06880

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 554-5641

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-third of one Redeemable Warrant	ISOS.U	The New York Stock Exchange

Class A Ordinary Shares, $.0001 par value per share	ISOS	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ISOS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 filed on May 17, 2021 by Isos Acquisition Corporation (the “Company”), on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. As a result of the Staff Statement, the Company required additional time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”).

On May 25, 2021, the Company received a notice (the “Notice”) from the staff of the New York Stock Exchange (the "NYSE") stating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual (the “Rule”) because it has not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the NYSE.

Under NYSE rules, the Company has six months from the due date of the Form 10-Q, or until November 24, 2021, to file the Form 10-Q. If the Company fails to file the Form 10-Q by November 24, 2021, it can submit an official request to the NYSE to allow the Company’s securities to continue to trade on the NYSE. If the NYSE accepts the Company's request, then the NYSE may grant an additional six months, or until May 24, 2022, to file the Form 10-Q. However, there can be no assurance that the NYSE will accept the Company's request or that the Company will be able to regain compliance within any extension period granted by the NYSE. The NYSE may commence delisting procedures at any time during the period that is available to the Company to complete the filing, if circumstances warrant.

On June 1, 2021, the Company filed the Form 10-Q and believes it is has regained compliance with the Rule.

On June 1, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
99.1	Press Release, dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isos Acquisition Corporation

	By:	/s/ Michelle Wilson
		Name:	Michelle Wilson
		Title:	Co-Chief Executive Officer

Dated: June 1, 2021

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